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Exhibit 99.9

INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES

PRO FORMA FINANCIAL INFORMATION

INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

        On December 20, 2001, Inverness Medical Innovations, Inc. (Innovations) acquired the Unipath Division of Unilever Plc (Unipath). The aggregate purchase price was approximately $155,600,000, which consisted of $149,800,000 in cash, $2,400,000 in costs to exit certain activities of Unipath and $3,400,000 in direct acquisition costs. Innovations funded the cash portion of the acquisition through the issuance of 1,995,000 shares of Series A Preferred Stock for aggregate proceeds of approximately $59,800,000, debt financings for aggregate proceeds of approximately $82,500,000 and its operating cash of approximately $13,300,000. The acquisition is accounted for as a purchase. Accordingly, the operating results of Unipath will be included in Innovations' financial results from the date of acquisition. The allocation of the purchase price to the fair value of the assets acquired is based upon the tentative results of an independent appraisal of the fair value of the assets of Unipath. The unaudited pro forma combined condensed financial statements combine (i) the historical consolidated balance sheets of Innovations and Unipath as of November 30, 2001, as if the acquisition was consummated on that date, and (ii) the historical statements of operations for the eleven months ended November 30, 2001 as if the acquisition was consummated on January 1, 2001. The pro forma information is not necessarily indicative of either the results which would have actually been reported if the acquisition of Unipath occurred on January 1, 2001 or results which may be reported in the future.

INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES
PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2001
(UNAUDITED)

	Historical		Pro Forma
	Innovations	Unipath	Adjustments		Combined Company
Net product sales	$46,125,584	$86,040,046	$—		$132,165,630
License revenue	—	10,903,218	—		10,903,218

Net revenues	46,125,584	96,943,264	—		143,068,848
Cost of sales	23,747,838	29,972,692	—		53,720,530

Gross profit	22,377,746	66,970,572	—		89,348,318

Operating expenses:
Research and development	1,369,893	9,780,328	—		11,150,221
Charge for in-process research and development	—	—	531,277	(1)	—
			(531,277	)(2)
Selling and marketing	9,151,033	32,752,892	—		41,903,925
General and administrative	17,929,252	15,605,623	4,823,041	(3)	38,612,479
			103,786	(4)
			(82,076	)(5)
			232,853	(6)

	28,450,178	58,138,843	5,077,604		91,666,625
Operating (loss) income	(6,072,432)	8,831,729	(5,077,604)		(2,318,307)
Interest expense, including amortization of original issue discount	(1,122,252)	(118,495)	(5,216,923	)(7)	(6,457,670)
Other (expense) income, net	(2,745,689)	233,639	—		(2,512,050)

(Loss) income from continuing operation before income taxes and extraordinary item	(9,940,373)	8,946,873	(10,294,527)		(11,288,027)
Provision for income taxes	1,232,063	4,866,116	—		6,098,179

(Loss) income from continuing operations before extraordinary item	(11,172,436)	4,080,757	(10,294,527)		(17,386,206)
Income from discontinued operations (net of provision for income taxes of approximately $762,000)	298,728	—	—		298,728

(Loss) income before extraordinary item	(10,873,708)	4,080,757	(10,294,527)		(17,087,478)
Extraordinary loss on early extinguishment of debt	(326,580)	—	—		(326,580)

Net (loss) income	$(11,200,288)	$4,080,757	$(10,294,527)		$(17,414,058)

(Loss) income per common share—basic and diluted:
(Loss) income from continuing operations	$(1.76)	$13.47			$(2.74)
Income from discontinued operations	0.05	—			0.05

(Loss) income before extraordinary item	(1.71)	13.47			(2.69)
Extraordinary item	(0.05)	—			(0.05)

Net (loss) income	$(1.76)	$13.47			$(2.74)

Weighted average shares—basic and diluted	6,345,274	302,851	(302,851	)(8)	6,345,274

INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2001
(UNAUDITED)

        The accompanying unaudited pro forma condensed statement of operations has been prepared by combining the historical results of Innovations and Unipath for the eleven months ended November 30, 2001 and reflects the following pro forma adjustments:

(1)
Represents the charge to operations for the estimated fair values of certain in-process research and development projects.

(2)
Represents the reversal of nonrecurring charges in accordance with Securities and Exchange Commission regulations.

(3)
Reflects the amortization expense on acquired intangible assets based on their estimated useful lives ranging from 7 to 20 years. No amortization was recorded on acquired goodwill and other intangible assets with indefinite lives in accordance with Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets.

(4)
Represents additional rent expense recorded, on a straight-line basis, due to remeasurement of the acquired lease in accordance with Financial Accounting Standards Board Interpretation (FIN) No. 21, Accounting for Leases in a Business Combination.

(5)
Represents the reversal of amortization of deferred compensation of Unipath.

(6)
Represents amortization of deferred financing costs associated with the financing obtained for the acquisition.

(7)
Represents interest expense, associated with the financing of the acquisition, including amortization of original issue discount and beneficial conversion feature.

(8)
Represents the elimination of the Unipath common shares.

INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES
PRO FORMA COMBINED CONDENSED BALANCE SHEET

AS OF NOVEMBER 30, 2001
(UNAUDITED)

	Historical		Pro Forma
	Innovations	Unipath	Adjustments		Combined Company
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$45,037,638	$1,721,496	$(14,100,394	)(1)	$32,658,740
Accounts receivable	8,269,114	16,328,639	—		24,597,753
Inventories	6,294,432	8,616,813	—		14,911,245
Prepaid expenses and other current assets	1,755,202	1,103,193	—		2,858,395

Total current assets	61,356,386	27,770,141	(14,100,394)		75,026,133
PROPERTY AND EQUIPMENT, NET	5,280,342	19,740,403	(4,675,495	)(2)	20,345,250
GOODWILL, TRADEMARKS AND OTHER INTANGIBLE ASSETS, NET	34,548,656	—	132,869,764	(3)	167,418,420
IN-PROCESS RESEARCH AND DEVELOPMENT	—	—	531,277	(4)	—
			(531,277	)(4)
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET	59,639		2,196,309	(5)	2,255,948
NET ASSETS FROM DISCONTINUED OPERATIONS	28,156,778	—	—		28,156,778

	$129,401,801	$47,510,544	$116,290,184		$293,202,529

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Bank overdraft	$—	$1,733,488	$—		$1,733,488
Current portion of notes payable	870,484	—	18,085,005	(6)	18,955,489
Accounts payable	6,939,666	2,632,066	—		9,571,732
Accrued expenses and other current liabilities	7,206,221	14,996,659	—		22,202,880

Total current liabilities	15,016,371	19,362,213	18,085,005		52,463,589

LONG-TERM LIABILITIES:
Due to Unilever Plc	—	76,507,806	(76,507,806	)(7)	—
Deferred tax liability	(418,815)	2,079,367	—		1,660,552
Other long-term liabilities	151,000	2,756,483	(2,216,068	)(8)	691,415
Notes payable, net of current portion	170,037	—	59,395,000	(6)	59,565,037

Total long-term liabilities	(97,778)	81,343,656	(19,328,874)		61,917,004
SERIES A CONVERTIBLE PREFERRED STOCK	—	—	51,870,010	(6)	51,870,010

STOCKHOLDERS' EQUITY (DEFICIT):
Common stock	7,753	3,320,530	(3,320,530	)(9)	7,753
Additional paid-in capital	155,289,573	(16,744,535)	16,744,535	(9)	168,289,568
			12,999,995	(6)
Subscription receivable	(10,665,584)	—	—		(10,665,584)
Deferred compensation	(10,482,854)	(202,517)	202,517	(9)	(10,482,854)
Accumulated deficit	(21,190,945)	(60,185,201)	60,185,201	(9)	(21,722,222)
			(531,277	)(4)
Accumulated other comprehensive income	1,525,265	20,616,398	(20,616,398	)(9)	1,525,265

Total stockholders' equity (deficit)	114,483,208	(53,195,325)	65,664,043		126,951,926

	$129,401,801	$47,510,544	$116,290,184		$293,202,529

INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA COMBINED CONDENSED BALANCE SHEET

AS OF NOVEMBER 30, 2001
(UNAUDITED)

        The accompanying unaudited pro forma condensed balance sheet has been prepared by combining the historical results of Innovations and Unipath as of November 30, 2001 and reflects the following pro forma adjustments:

(1)
Represents approximately $155,600,000 in cash paid for the acquisition (of which approximately $1,400,000 is included in the historical Innovations results as of November 30, 2001), net of proceeds of approximately $142,300,000 received from the issuance of preferred stock and debt financings, and cash paid for deferred financing costs of approximately $2,200,000.

(2)
Represents the adjustment to reflect the acquired fixed assets at fair value.

(3)
Represents the portion of the purchase price allocated to goodwill and other intangible assets.

(4)
Represents the portion of the purchase price allocated to in-process research and development projects and the related charge to operations for the value assigned to in-process research and development projects that had not reached technological feasibility and did not have a future alternative use.

(5)
Represents deferred financing costs associated with the debt financing obtained for the acquisition.

(6)
Represents the issuance of debt and preferred stock in connection with the acquisition, net of original issue discount and beneficial conversion feature.

(7)
Represents the assumption and repayment of the Unipath debt due to Unilever Plc, former parent company, as part of the acquisition.

(8)
Represents amount to adjust balance of deferred rent due to remeasurement of the acquired lease in accordance with FIN No. 21.

(9)
Represents the elimination of the Unipath equity accounts.

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INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES PRO FORMA FINANCIAL INFORMATION
Table of Contents
INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)
INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES NOTES TO PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)
INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES PRO FORMA COMBINED CONDENSED BALANCE SHEET AS OF NOVEMBER 30, 2001 (UNAUDITED)
INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES NOTES TO PRO FORMA COMBINED CONDENSED BALANCE SHEET AS OF NOVEMBER 30, 2001 (UNAUDITED)